Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of January 19, 2007, among MICHAELS STORES, INC., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below from time to time (the “Lenders”), DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as Syndication Agent, and BANK OF AMERICA, N.A. and CREDIT SUISSE, as Co-Documentation Agents.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

WI T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement, dated as of October 31, 2006 (the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.                                   Amendments to the Credit Agreement

1.                                       Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Applicable Rate”, “Borrowing”, “Commitment”, “Loan” and “Pro Rata Share” appearing therein in their entirety and (ii) inserting in appropriate alphabetical order the following new definitions:

“Additional New Loans” has the meaning specified in Section 2.01(b).

“Applicable Rate” means a percentage per annum equal to (i) in the case of Eurocurrency Rate Loans, 2.75% and (ii) in the case of Base Rate Loans, 1.75%, less, in each case the sum of (i) if (but only if) the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) is less than 5.50 to 1.00, 0.25% and (ii) if (but only if) the Moody’s Applicable Corporate Rating then most recently published is B1 or higher (with at least a stable outlook), 0.25%.  Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio or the Moody’s Applicable Corporate Rating shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) or the then most recent Moody’s Applicable Corporate Rating is published, as the case may be; provided that at the option of the Administrative Agent or the Required Lenders, no deduction shall apply (x) in the case of clause (i) above, as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue not to apply to and including the date on which a subsequent Compliance Certificate is actually delivered (with any deduction as otherwise determined in accordance with this definition to apply thereafter), (y) in the case of clause (ii) above, as of the first Business Day after the date on which Moody’s ceases to maintain or publish a Moody’s Applicable Corporate Rating (of any level), and shall continue not to apply to and including the date on which a new Moody’s Applicable Corporate Rating is so published (with any deduction as otherwise determined in accordance with this definition to apply thereafter), and (z) in the case of clauses (i) and (ii) above, as of the first Business Day after an Event of Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing, and shall continue not to apply to but excluding the date on which such Event of Default is cured or waived (with any deduction as otherwise determined in accordance with this definition to apply thereafter).  It is understood and agreed that the “Applicable Rate” (as defined herein immediately prior to giving effect to the First Amendment Effective Date) shall apply for all periods prior to the First Amendment Effective Date and the “Applicable Rate” (as defined herein immediately after giving effect to the First Amendment Effective Date) shall apply for all periods on and after the First Amendment Effective Date.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01; provided that the term “Borrowing” shall include the consolidated “borrowing” of New Loans pursuant to the simultaneous conversion of Original Loans by way of the Loan Conversion and the incurrence of Additional New Loans on the First Amendment Effective Date on the terms provided in Sections 2.01(b) and (c).

“Commitment” means, as to each Lender, its Original Commitment and/or its New Commitment.

“Converting Lenders” has the meaning specified in Section 2.01(b).

“Converted New Loans” has the meaning provided in Section 2.01(b).

“First Amendment” means the First Amendment to this Agreement, dated as of January 19, 2007.

“First Amendment Effective Date” has the meaning provided in the First Amendment.

“Loan” means (a) the making of an Original Loan by a Lender to the Borrower pursuant to Section 2.01(a), (b) the making of an Additional New Loan by a Lender to the Borrower pursuant to Section 2.01(c), or (c) the conversion of an Original Loan to a Converted New Loan by a Lender pursuant to Section 2.01(b).

“Loan Conversion” has the meaning provided in Section 2.01(b).

“New Loan”has the meaning provided in Section 2.01(c).

“New Commitment” means, as to each Lender, its obligation to make an Additional New Loan to the Borrower pursuant to Section 2.01(c) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01A under the caption “New Commitment”, as such amount may be adjusted from time to time in accordance with this Agreement.  The initial aggregate amount of the New Commitments is $0.00.

“Non-Converting Lender” means each Lender with outstanding Original Loans that is not a Converting Lender.

“Original Commitment” means, as to each Lender, its obligation to make an Original Loan to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Original Commitment”, as such amount may be adjusted from time to time in accordance with this Agreement.  The initial aggregate amount of the Original Commitments is $2,400,000,000.

“Original Loan” means the making of a term loan by a Lender to the Borrower pursuant to Section 2.01(a).

“Original Loan Borrowing” has the meaning provided in Section 2.03(a).

“Pro Rata Share” means, with respect to each Lender, (i) at or prior to the funding on the Closing Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments of all Lenders at such time, (ii) for purposes of Section 2.02(b) only, at the time of the funding of the Additional New Loans on the First Amendment Effective Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the New Commitment of such Lender at such time and the denominator of which is the sum of the aggregate New Commitments of all Lenders at such time and (iii) at any other time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the principal amount of the Loans of such Lender at such time and the denominator of which is the aggregate principal amount of the Loans of all Lenders at such time.

2.                                       Section 2.01 of the Credit Agreement is hereby amended by (i) inserting “(a)” immediately before the text “each Lender” appearing in the first sentence of said Section and (ii) inserting the following text after the text “Closing Date” appearing in the first sentence of said Section:

“and, (b) on the First Amendment Effective Date (i) all outstanding Original Loans of each Lender that has theretofore executed and delivered a counterpart of the First Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a “Converting Lender” and, collectively, the “Converting Lenders”) shall be automatically converted (the “Loan Conversion”) into new term loans hereunder denominated in Dollars (each such term loan, a “Converted New Loan” and, collectively, the “Converted New Loans”) and (c) each Lender with a New Commitment severally agrees to make to the Borrower a single term loan denominated in Dollars (each, an “Additional New Loan” and, collectively, the “Additional New Loans” and, together with the Converted New Loans, the “New Loans”) in a principal amount equal to such Lender’s New Commitment on the First Amendment Effective Date”.

3.                                       Section 2.02(a) of the Credit Agreement is hereby amended by inserting a comma immediately after the text “Borrowing” appearing in clause (i) of the sixth sentence appearing therein.

4.                                       Section 2.03 of the Credit Agreement is hereby amended by deleting the said Section in its entirety and inserting the following new Section 2.03 in lieu thereof:

“2.03  Special Provisions Relating to New Loans  (a) Notwithstanding anything to the contrary contained in this Agreement, (i) each Borrowing of Original Loans existing on the First Amendment Effective Date immediately prior to the Loan Conversion and maintained as Eurocurrency Rate Loans (each, an “Original Loan Borrowing”) shall, upon the occurrence of the Loan Conversion, be deemed to be a new Borrowing of New Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of New Loans shall be subject to the same Interest Period (and Eurocurrency Rate) as the Original Loan Borrowing to which it relates (as if no new Borrowing had in fact occurred), (iii) Additional New Loans shall be initially incurred pursuant to a single Borrowing of Eurocurrency Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of New Loans described in preceding subclause (i) on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of New Loans), with such Borrowing to be subject to (x) an Interest Period which commences on the First Amendment Effective Date and ends on the last day of the Interest Period applicable to each Original Loan Borrowing and (y) the same Eurocurrency Rate applicable to the

Original Loan Borrowing to which it is added as contemplated above by this clause (iii), and (iv) in connection with the Loan Conversion and the incurrence of Additional New Loans pursuant to Sections 2.01(b) and (c), respectively, the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding New Loans (after giving effect to the Loan Conversion and the incurrence of Additional New Loans pursuant to Section 2.01(c)) participate in each newly-deemed Borrowing of New Loans based on their Pro Rata Share.

(b)                                 In connection with the incurrence of Additional New Loans pursuant to Section 2.01(c) and the repayment of Original Loans with the proceeds thereof, the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Borrower shall be obligated to pay to each Non-Converting Lender all breakage or other costs of the type referred to in Section 3.05 (if any) incurred or suffered in connection with the repayment of the outstanding Original Loans of such Non-Converting Lender with the proceeds of Additional New Loans (it being understood that breakage or other costs of the type referred to in Section 3.05 (if any) shall not be payable to Converting Lenders in connection with the Loans Conversion).

(c)                                  On and after the First Amendment Effective Date, each Converting Lender which holds a Note shall be entitled to surrender such Note to the Borrower against delivery of a new Note completed in conformity with Section 2.11; provided that if any such Note is not so surrendered, then from and after the First Amendment Effective Date such Note shall be deemed to evidence the Converted Loans into which the Original Loans theretofore evidenced by such Note have been converted.

(d)                                 Notwithstanding anything to the contrary contained in this Agreement, all proceeds of the Additional New Loans (if any) will be used solely to repay outstanding Original Loans of only Non-Converting Lenders (if any) on the First Amendment Effective Date.”

5.                                       Schedule 2.01 to the Credit Agreement is hereby amended by adding thereto the information set forth on Schedule 2.01 attached hereto.

B.                                     Miscellaneous Provisions

1.                                       In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below), both immediately before and after giving effect to this First Amendment, unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment and (iii) concurrently with this effectiveness of the First Amendment, the proceeds of Additional New Loans shall be immediately applied by the Borrower to repay all outstanding Loans of Non-Converting Lenders (if any).

2.                                       This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.                                       This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.                                       THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.                                       This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

(i)                                     the Borrower, the Administrative Agent, the Required Lenders and each Lender with a New Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (but only so long as Converting Lenders holding outstanding Original Loans in an aggregate principal amount which, when added to the aggregate amount of New Commitments of the Lenders, equals at least the aggregate outstanding principal amount of Original Loans on the First Amendment Effective Date (before giving effect to the incurrence (including by way of conversion of Original Loans) of New Loans on such date) shall have signed a counterpart of this First Amendment);

(ii)                                  there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate Note executed by the Borrower, in each case in the amount, maturity and otherwise as provided in the Credit Agreement (as modified hereby);

(iii)                               (x) the principal of all outstanding Original Loans of Non-Converting Lenders shall have been repaid in full and (y) all accrued and unpaid interest on all Original Loans shall have been paid in full and all costs of the type described in Section 3.05 of the Credit Agreement shall have been paid in full in connection with the repayment of the Original Loans; and

(iv)                              there shall have been delivered to Administrative Agent (A) copies of resolutions of the board of directors of each Loan Party approving and authorizing the execution, delivery and performance of this First Amendment and the Loan Documents as amended by this First Amendment, certified as of the

First Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of such Loan Party as being in full force and effect without modification or amendment and (B) good standing certificates for each Loan Party from each jurisdiction in which such Loan Party is organized.

6.                                       By executing and delivering a copy hereof, each Loan Party hereby agrees that all Loans (including, without limitation, the New Loans) shall be fully guaranteed pursuant to the Guaranty to which it is party in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Collateral Documents.

7.                                       From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*                                         *                                         *

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered as of the date first above written.

MICHAELS STORES, INC.

By:	/s/ Lisa K. Klinger
Name:	Lisa K. Klinger
Title:	Vice President – Treasurer and Investor Relations

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Syndication Agent

By:	/s/ Samantha E. Hamerman
Name:	Samantha E. Hamerman
Title:	Authorized Signatory

BANK OF AMERICA, N.A, as Co-Documentation Agent

By:	/s/ L. Murchison Taylor
Name:	L. Murchison Taylor
Title:	Vice President

CREDIT SUISSE, as Co-Documentation Agent

By:	/s/ [ILLEGIBLE]
Name:
Title:

Each of the undersigned Guarantors acknowledges and agrees to the terms of the First Amendment.

AARON BROTHERS, INC.

By:	/s/ Lisa K. Klinger
Name:	Lisa K. Klinger
Title:	Vice President and Treasurer

ARTISTREE, INC.

By:	/s/ Lisa K. Klinger
Name:	Lisa K. Klinger
Title:	Vice President and Treasurer

MICHAELS FINANCE COMPANY, INC.

By:	/s/ Lisa K. Klinger
Name:	Lisa K. Klinger
Title:	Vice President and Treasurer

MICHAELS OF CANADA, ULC

By:	/s/ Lisa K. Klinger
Name:	Lisa K. Klinger
Title:	Vice President and Treasurer

MICHAELS STORES CARD SERVICES, LLC

By:	/s/ Lisa K. Klinger
Name:	Lisa K. Klinger
Title:	Vice President and Treasurer

MICHAELS STORES PROCUREMENT COMPANY, INC.

By:	/s/ Lisa K. Klinger
Name:	Lisa K. Klinger
Title:	Vice President and Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF JANUARY 19, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 31, 2006, AMONG MICHAELS STORES, INC., DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND BANK OF AMERICA, N.A. AND CREDIT SUISSE, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION:

[REQUIRED LENDER SIGNATURES ON FILE WITH REGISTRANT]

By:
Name:
Title:

SCHEDULE 2.01A

To Credit Agreement

Schedule 2.01A

New Commitments

LENDER	NEW COMMITMENT

None.	$0.00